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                             SMITH BARNEY TRUST II
                                 on behalf of
                SMITH BARNEY DIVERSIFIED LARGE CAP GROWTH FUND
                                 (the "Fund")

                         Supplement dated May 10, 2004
                                 to Prospectus
                            dated February 28, 2004

   The second paragraph under the "Management--Manager" section of the Prospectus is deleted and replaced with the following:

   Effective May 10, 2004, Dennis A. Johnson, CFA, is responsible for the day-to-day management of the fund. Mr. Johnson is a Managing Director and investment officer of the manager. Mr. Johnson has been with the manager or its affiliate since 1994.

   Effective May 10, 2004, the fund's benchmark is the Russell 1000 Growth Index. Management views the Russell 1000 Growth Index as more representative of the universe of stocks available to the fund for investment. The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher-forecasted growth values.



FD 02974